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                                                                   EXHIBIT 10.43



                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into effective as of the 16th day of December, 1998. Reference is made to the Credit Agreement, dated as of July 31, 1998 (as amended, supplemented or otherwise modified and in effect on the date hereof, the "Credit Agreement") by and among ACE CASH EXPRESS, INC., a Texas corporation (the "Borrower"), the lenders party hereto (collectively, together with all successors and assigns, the "Lenders") and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, a national banking association, as Agent (the "Agent").

PRELIMINARY STATEMENTS

         A. Pursuant to Section 9.07 of the Credit Agreement, the Borrower has requested that the Lenders extend (x) the Revolving Credit Termination Date and the Scheduled Advance Term Loan Termination Date to a date that is three hundred sixty-four (364) days after the Amex Termination Date and (y) the Final Maturity Date to a date that is five (5) years after the Amex Termination Date.

         B. The Borrower has also requested that the Revolving Credit Commitment be increased from ninety million dollars ($90,000,000) to one hundred ten million dollars ($110,000,000) and that the Swingline Loan facility be increased from fifteen million dollars ($15,000,000) to twenty million dollars ($20,000,000) in order to accommodate recent acquisitions and the acceleration of new store openings.

         C. In connection with the increase in the aggregate amount of the Commitments, the Lenders have requested that the allocations of the Advance Term Loan Commitments and the Revolving Credit Commitments be changed as hereinafter set forth.

         D. The Borrower and Lenders desire to amend the Credit Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:


AGREEMENT

ARTICLE I. DEFINITIONS

         SECTION 1.01 Certain Defined Terms. Capitalized terms used in this Amendment are used as defined in the Credit Agreement, as amended hereby, unless otherwise stated.




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ARTICLE II. AMENDMENTS

         SECTION 2.01 Amendment to Section 1.01 - Certain Defined Terms. Effective as of the date hereof, Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following definitions:

"`Final Maturity Date' shall mean the fifth (5th) anniversary of the Amex Termination Date."

"`Interest Payment Date' shall mean (a) with respect to any Alternate Base Loan,
(i) the last Business Day of each month commencing on the month following the first Credit Event and (ii) (x) with respect to any Advance Term Loan that is an Alternate Base Loan, the Final Maturity Date and (y) with respect to any Revolving Credit Loan that is an Alternate Base Loan, the Revolving Credit Termination Date, (b) with respect to any Eurodollar Loan, (i) the last day of the Interest Period applicable thereto, and, in addition, in respect of any Eurodollar Loan of more than three (3) months' duration, each earlier day which is three (3) months after the first day of such Interest Period and (ii) the Final Maturity Date, and (c) with respect to any Reference Rate Loan, (i) the last Business Day of each month commencing on the month following the first Credit Event, and (ii) the Revolving Credit Termination Date."

"`Revolving Credit Termination Date' shall mean the earlier to occur of (a) three hundred sixty-four (364) days after the Amex Termination Date and (b) such date as the Revolving Credit Loans shall otherwise be payable in full and the Revolving Credit Commitment shall terminate, expire or be canceled in accordance with the terms of this Agreement."

"`Scheduled Advance Term Loan Termination Date' shall mean the day which is three hundred sixty-four (364) days after the Amex Termination Date."

         SECTION 2.02 Amendment to Section 2.17 - Swingline Loans. Effective as of the date hereof, Section 2.17 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

"SECTION 2.17. Swingline Loans. Notwithstanding any other provision of this Agreement, WFB may make Swingline Loans to the Borrower, at WFB's sole discretion, from the Amex Termination Date to the Revolving Credit Termination Date, in an aggregate principal amount at any time outstanding not to exceed twenty million dollars ($20,000,000). In addition to the other terms and conditions of this Agreement, such Swingline Loans shall be subject to the following conditions: (i) each Swingline Loan made by WFB shall be evidenced by a single Swingline Note prepared by the Borrower, duly executed on behalf of the Borrower, dated the date of the proposed borrowing, substantially in the form of Exhibit L hereto, delivered by the Borrower and payable to WFB in a principal amount equal to the Swingline Loan made on such date; (ii) subject to the provisions of Section 2.08 and Section 9.08 hereof, each Swingline Loan shall bear interest at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin then in effect; (iii) any Swingline Loans made to the Borrower must be repaid in full to WFB within ten (10) days after the date such Swingline Loan is made; (iv) any Swingline Loans will be subject to the Borrowing Base and shall not be made if such Swingline Loan would cause the unpaid amount of the Revolving Credit Loans together with the amount of such Swingline Loan to exceed the Borrowing Base then



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in effect; (v) Swingline Loans shall not be outstanding for more than a total of twenty-five (25) days during any consecutive twelve (12) month period; (vi) in no event shall WFB make any Swingline Loan if the unpaid amount of the Revolving Credit Loans then outstanding is less than the Total Revolving Credit
Commitment; and (vii) any payments made by the Borrower to the Agent during a period when a Swingline Loan is outstanding shall be applied first to the unpaid interest on such Swingline Loan, secondly to the unpaid principal of such Swingline Loan, and thereafter in accordance with the terms of this Agreement, provided, however, that if an Event of Default occurs or is continuing while any Swingline Loan is outstanding, any payments made by the Borrower to the Agent shall be applied pari passu with the Revolving Credit Loans and such Swingline Loan."

         SECTION 2.03 Schedule 2.01(a) - Advance Term Loan Commitments. Effective as of the date hereof, all references in the Credit Agreement to
Schedule 2.01(a), which is entitled "Advance Term Loan Commitments", shall be deemed references to the Schedule 2.01(a) which is attached hereto as Annex A.

         SECTION 2.04 Schedule 2.01(b) - Revolving Credit Commitments. Effective as of the date hereof, all references in the Credit Agreement to Schedule 2.01(b), which is entitled "Revolving Credit Commitments", shall be deemed references to the Schedule 2.01(b) which is attached hereto as Annex B.

ARTICLE III.      CONDITIONS PRECEDENT

         SECTION 3.01 Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

                  (a) The Lenders shall have received (i) this Amendment, duly executed by the Borrower and all Lenders, (ii) new Advance Term Notes, dated as of the date hereof but otherwise substantially in the form of Exhibit A to the Credit Agreement, executed by the Borrower in favor of each Lender reflecting the Advance Term Loan Commitments as amended herein (collectively, the "New Advance Term Notes"), (iii) new Revolving Credit Notes, dated as of the date hereof but otherwise substantially in the form of Exhibit B to the Credit Agreement, executed by the Borrower in favor of each Lender reflecting the Revolving Credit Commitments as amended herein (the "New Revolving Credit Notes"), (iv) a certificate of the Secretary of the Borrower acknowledging (A) that the Borrower's Board of Directors has adopted, approved, consented to and ratified resolutions which authorize the execution, delivery and performance by such Borrower of this Amendment, the New Advance Term Notes, the New Revolving Credit Notes and all other Credit Documents to which the Borrower is or is to be a party, and (B) the names of the officers of the Borrower authorized to sign this Amendment, the New Advance Term Notes, the New Revolving Credit Notes, and each of the other Credit Documents to which the Borrower is or is to be a party hereunder (including the certificates contemplated herein) together with specimen signatures of such officers, and (v) such additional documents, instruments and information as the Lenders may reasonably request;

                  (b) Each Lender shall have received, in consideration of this Amendment, an amendment fee of ten thousand dollars ($10,000.00);
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                  (c) The representations and warranties contained herein and in the Credit Agreement and the Credit Documents, as each is amended hereby, shall be true and correct in all material respects as of the date hereof, as if made on the date hereof (except insofar as such representations and warranties relate expressly to an earlier date);

                  (d) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing; and

                  (e) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to the Lenders and their legal counsel.

ARTICLE IV.       REPRESENTATIONS AND WARRANTIES

         SECTION 4.01 Representations and Warranties. Borrower hereby represents and warrants to the Agent and the Lenders that (a) the representations and warranties contained in the Credit Agreement, as amended hereby, and in any other Credit Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (except insofar as such representations and warranties relate expressly to an earlier date); (b) no Default or Event of Default under the Credit Agreement, as amended hereby, has occurred and is continuing; and (c) Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement and in the other Credit Documents, as amended hereby.

ARTICLE V.        MISCELLANEOUS PROVISIONS

         SECTION 5.01 Return of Previous Notes. Within five (5) business days after the date hereof, each Lender shall return to the Agent the Advance Term Note and the Revolving Credit Note executed by the Borrower in favor of such Lender dated July 31, 1998 (individually, a "Previous Note" or collectively, the "Previous Notes"). Within the later of (i) five (5) business days after the Agent receives any Previous Note, or (ii) five (5) business days after the date on which the Agent has received for the benefit of the Lenders the New Revolving Credit Notes and the New Advance Term Notes, the Agent shall return such Previous Note or Previous Notes to the Borrower for cancellation.

         SECTION 5.02 Ratification of Credit Agreement and Other Credit Documents. Except as expressly provided herein, the Credit Agreement and all other Credit Documents shall remain unmodified and in full force and effect as supplemented and amended hereby. The Borrower hereby affirms all the provisions of the Credit Agreement, as amended hereby, and the Credit Documents.




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         SECTION 5.03 Confirmation of the Security Documents. The Borrower
hereby acknowledges and confirms that the Collateral (as defined in the Security Documents) continues to secure the Liabilities (as defined in the Security Documents), including those arising under the Credit Agreement, as amended hereby.

         SECTION 5.04 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]



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IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.


BORROWER:

ACE CASH EXPRESS, INC.


By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------


AGENT:

WELLS FARGO BANK (TEXAS),
NATIONAL ASSOCIATION


By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------


LENDERS:

WELLS FARGO BANK (TEXAS),
NATIONAL ASSOCIATION


By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------


GUARANTY FEDERAL BANK, F.S.B.


By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

CHASE BANK OF TEXAS, NATIONAL ASSOCIATION


By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------


FIRST UNION NATIONAL BANK


By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

NATIONSBANK, N.A.


By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------


PARIBAS


By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

                                     ANNEX A

                          ADVANCE TERM LOAN COMMITMENTS

                                 (See Attached)





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                                SCHEDULE 2.01(a)

                          ADVANCE TERM LOAN COMMITMENTS

                                                                                   Percentage of
Lender                                                 Commitment                   Commitment
Wells Fargo Bank (Texas), National Association      $ 9,333,333.00                      26.67%

Chase Bank of Texas, National Association           $ 7,144,331.00                      20.41%

Paribas                                             $ 4,630,584.00                      13.23%

First Union National Bank                           $ 4,630,584.00                      13.23%

Guaranty Federal Bank, F.S.B.                       $ 4,630,584.00                      13.23%

NationsBank, N.A.                                   $ 4,630,584.00                      13.23%

Total Advance Term Loan Commitments                 $35,000,000.00                      100.0%

                                     ANNEX B

                          REVOLVING CREDIT COMMITMENTS

                                 (See Attached)




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                                SCHEDULE 2.01(b)

                          REVOLVING CREDIT COMMITMENTS

                                                                           Percentage of
Lender                                                Commitment            Commitment
Wells Fargo Bank (Texas), National Association      $ 38,666,667.00               35.15%

Chase Bank of Texas, National Association           $ 19,855,669.00               18.05%

Paribas                                             $ 12,869,416.00               11.70%

First Union National Bank                           $ 12,869,416.00               11.70%

Guaranty Federal Bank, F.S.B.                       $ 12,869,416.00               11.70%

NationsBank, N.A.                                   $ 12,869,416.00               11.70%

Total Revolving Credit Commitments                  $110,000,000.00              100.00%